Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is entered into this 30th day of September, 2016 (the “Amendment Date”), by and between COMMERCIAL METALS COMPANY, a Delaware corporation (“Employer”), and TRACY L. PORTER (“Executive”).

RECITALS:

WHEREAS, the Employer and Executive originally entered into that certain Employment Agreement (the “Agreement”), dated as of April 19, 2010, and further amended the Agreement as of May 27, 2015; and

WHEREAS, the Employer and Executive desire to further amend the Agreement in recognition of Executive’s promotion to the position of Executive Vice President-CMC Operations of the Employer effective September 30, 2016;

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein contained, it is agreed as follows:

1. Definitions. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Agreement, as amended, unless expressly provided otherwise in this Amendment.

2. Sections 1. Purpose, 5. Duties and Responsibilities, 6(a) Salary, and 19. Notices are hereby omitted in their entirety and the following revised Sections 1., 5., 6(a) and 19. are hereby substituted therefor:

1.	Purpose. The purpose of this Agreement is to formalize the terms and conditions of Executive’s employment with the Employer as Executive Vice President-CMC Operations effective September 30, 2016. This Agreement may only be amended by a writing signed by both Parties.

5.	Duties and Responsibilities. Upon execution of this Agreement, Executive shall diligently render his services to the Employer as Executive Vice President-CMC Operations in accordance with the Employer’s directives, and shall use his best efforts and good faith in accomplishing such directives. Executive shall report directly to the Chief Operating Officer of the Employer. Executive agrees to devote his full-time efforts, abilities, and attention (defined to mean not normally less than forty (40) hours/week) to the business of the Employer, and shall not engage in any activities which will interfere with such efforts.

6.	a. Salary. Executive shall receive an annual base salary of not less than $600,000.00 during the term of this Agreement. This salary may be increased at the sole discretion of Employer, and may not be decreased without Executive’s written consent. Notwithstanding the foregoing, Executive may voluntarily decrease his salary at any time.

19.	Notices. All notices pursuant to this Agreement shall be in writing and sent certified mail, return receipt requested, addressed as follows:

Execution Copy

Executive: Tracy L. Porter 6201 Southwind Lane McKinney, Texas 75070	Employer: Commercial Metals Company Attention: General Counsel 6565 North MacArthur Blvd., Suite 800 Irving, Texas 75039 Fax: 214.689.4326

3. No Other Modifications. Except as otherwise provided herein, all other terms and provisions of the Agreement shall remain in full force and effect, unmodified by this Amendment.

4. Binding Agreement. The provisions of this Amendment shall be binding upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the Parties.

5. Authority. The Parties represent and warrant that they have the requisite authority to bind the party on whose behalf they are signing.

6. Counterparts. This Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Amendment, and all such counterparts together shall constitute one and the same Amendment. Either party may deliver its signature to the other via facsimile, or electronic (PDF) transmission, and any signature so delivered shall be binding on the delivering Party.

7. Voluntary Amendment. The Parties have read this Amendment, and on the advice of counsel they have freely and voluntarily entered into this Amendment.

[Signature Page to Follow]

Execution Copy

IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the Amendment Date as defined above.

EXECUTIVE:

/s/ Tracy L. Porter
TRACY L. PORTER

EMPLOYER: COMMERCIAL METALS COMPANY

By:	/s/ Barbara R. Smith
Barbara R. Smith Chief Operating Officer

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